Exhibit 99.1

September 30,
Contact:	US Airways
Dan Cravens
480-693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS REPORTS RECORD DECEMBER LOAD FACTOR

TEMPE, Ariz. Jan. 5, 2012 — US Airways Group, Inc. (NYSE: LCC) today announced December, fourth quarter, and full-year 2011 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.9 billion, up 3.6 percent versus December 2010. Mainline capacity was 6.0 billion available seat miles (ASMs), up 2.2 percent versus December 2010. Mainline passenger load factor was a record 81.9 percent for the month of December, up 1.1 points versus December 2010.

US Airways’ President Scott Kirby said, “Our December consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately 11 percent versus the same period last year.

“As we close the calendar year 2011, I would like to thank our 32,000 team members for doing a tremendous job of taking care of our customers during the busy holiday travel period. We finished the year with an outstanding operational performance, including our Company’s best December and fourth quarter in on-time, completion factor, baggage handling and departure performance. We look forward to carrying that trend into the New Year.”

For the month of December, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation was 87.8 percent with a completion factor of 99.5 percent.

The following summarizes US Airways Group’s traffic results for the month, quarter and full-year ended December 31, 2011 and 2010, consisting of mainline-operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline

DECEMBER

	September 30,	September 30,	September 30,
	2011	2010	Change

Mainline Revenue Passenger Miles (000)
Domestic	3,801,390	3,615,838	5.1%
Atlantic	695,679	697,443	(0.3)%
Latin	413,178	426,695	(3.2)%

Total Mainline Revenue Passenger Miles	4,910,247	4,739,976	3.6%

Mainline Available Seat Miles (000)
Domestic	4,561,746	4,413,843	3.4%
Atlantic	918,754	922,205	(0.4)%
Latin	515,494	531,127	(2.9)%

Total Mainline Available Seat Miles	5,995,994	5,867,175	2.2%

Mainline Load Factor (%)
Domestic	83.3	81.9	1.4	pts
Atlantic	75.7	75.6	0.1	pts
Latin	80.2	80.3	(0.1	)pts

Total Mainline Load Factor	81.9	80.8	1.1	pts

Mainline Enplanements
Domestic	3,902,319	3,791,411	2.9%
Atlantic	168,662	172,751	(2.4)%
Latin	301,346	313,389	(3.8)%

Total Mainline Enplanements	4,372,327	4,277,551	2.2%

QUARTER TO DATE

	September 30,	September 30,	September 30,
	2011	2010	Change

Mainline Revenue Passenger Miles (000)
Domestic	11,114,404	10,946,202	1.5%
Atlantic	2,296,909	2,215,615	3.7%
Latin	1,067,381	1,072,929	(0.5)%

Total Mainline Revenue Passenger Miles	14,478,694	14,234,746	1.7%

Mainline Available Seat Miles (000)
Domestic	13,126,185	13,248,515	(0.9)%
Atlantic	2,969,489	2,846,768	4.3%
Latin	1,323,028	1,330,595	(0.6)%

Total Mainline Available Seat Miles	17,418,702	17,425,878	—%

Mainline Load Factor (%)
Domestic	84.7	82.6	2.1	pts
Atlantic	77.4	77.8	(0.4	)pts
Latin	80.7	80.6	0.1	pts

Total Mainline Load Factor	83.1	81.7	1.4	pts

Mainline Enplanements
Domestic	11,785,311	11,652,694	1.1%
Atlantic	564,152	548,770	2.8%
Latin	786,856	798,522	(1.5)%

Total Mainline Enplanements	13,136,319	12,999,986	1.0%

YEAR TO DATE

	September 30,	September 30,	September 30,
	2011	2010	Change

Mainline Revenue Passenger Miles (000)
Domestic	45,087,899	43,868,075	2.8%
Atlantic	10,792,196	10,014,273	7.8%
Latin	4,899,140	5,094,384	(3.8)%

Total Mainline Revenue Passenger Miles	60,779,235	58,976,732	3.1%

Mainline Available Seat Miles (000)
Domestic	53,155,840	52,704,504	0.9%
Atlantic	13,453,752	12,426,467	8.3%
Latin	5,993,474	6,456,734	(7.2)%

Total Mainline Available Seat Miles	72,603,066	71,587,705	1.4%

Mainline Load Factor (%)
Domestic	84.8	83.2	1.6	pts
Atlantic	80.2	80.6	(0.4	)pts
Latin	81.7	78.9	2.8	pts

Total Mainline Load Factor	83.7	82.4	1.3	pts

Mainline Enplanements
Domestic	46,662,520	45,569,603	2.4%
Atlantic	2,660,489	2,477,066	7.4%
Latin	3,636,024	3,806,528	(4.5)%

Total Mainline Enplanements	52,959,033	51,853,197	2.1%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)

DECEMBER

	September 30,	September 30,	September 30,
	2011	2010	Change

Express Revenue Passenger Miles (000)
Domestic	181,700	185,447	(2.0)%

Express Available Seat Miles (000)
Domestic	255,689	262,626	(2.6)%

Express Load Factor (%)
Domestic	71.1	70.6	0.5pts

Express Enplanements
Domestic	634,186	631,298	0.5%

QUARTER TO DATE

	September 30,	September 30,	September 30,
	2011	2010	Change

Express Revenue Passenger Miles (000)
Domestic	572,761	591,872	(3.2)%

Express Available Seat Miles (000)
Domestic	773,886	800,530	(3.3)%

Express Load Factor (%)
Domestic	74.0	73.9	0.1pts

Express Enplanements
Domestic	1,985,584	2,067,994	(4.0)%

YEAR TO DATE

	September 30,	September 30,	September 30,
	2011	2010	Change

Express Revenue Passenger Miles (000)
Domestic	2,298,455	2,216,713	3.7%

Express Available Seat Miles (000)
Domestic	3,152,193	3,111,316	1.3%

Express Load Factor (%)
Domestic	72.9	71.2	1.7pts

Express Enplanements
Domestic	7,895,335	7,955,946	(0.8)%

Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.

DECEMBER

	September 30,	September 30,	September 30,
	2011	2010	Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,983,090	3,801,285	4.8%
Atlantic	695,679	697,443	(0.3)%
Latin	413,178	426,695	(3.2)%

Total Consolidated Revenue Passenger Miles	5,091,947	4,925,423	3.4%

Consolidated Available Seat Miles (000)
Domestic	4,817,435	4,676,469	3.0%
Atlantic	918,754	922,205	(0.4)%
Latin	515,494	531,127	(2.9)%

Total Consolidated Available Seat Miles	6,251,683	6,129,801	2.0%

Consolidated Load Factor (%)
Domestic	82.7	81.3	1.4	pts
Atlantic	75.7	75.6	0.1	pts
Latin	80.2	80.3	(0.1	)pts

Total Consolidated Load Factor	81.4	80.4	1.0	pts

Consolidated Enplanements
Domestic	4,536,505	4,422,709	2.6%
Atlantic	168,662	172,751	(2.4)%
Latin	301,346	313,389	(3.8)%

Total Consolidated Enplanements	5,006,513	4,908,849	2.0%

QUARTER TO DATE

	September 30,	September 30,	September 30,
	2011	2010	Change

Consolidated Revenue Passenger Miles (000)
Domestic	11,687,165	11,538,074	1.3%
Atlantic	2,296,909	2,215,615	3.7%
Latin	1,067,381	1,072,929	(0.5)%

Total Consolidated Revenue Passenger Miles	15,051,455	14,826,618	1.5%

Consolidated Available Seat Miles (000)
Domestic	13,900,071	14,049,045	(1.1)%
Atlantic	2,969,489	2,846,768	4.3%
Latin	1,323,028	1,330,595	(0.6)%

Total Consolidated Available Seat Miles	18,192,588	18,226,408	(0.2)%

Consolidated Load Factor (%)
Domestic	84.1	82.1	2.0	pts
Atlantic	77.4	77.8	(0.4	)pts
Latin	80.7	80.6	0.1	pts

Total Consolidated Load Factor	82.7	81.3	1.4	pts

Consolidated Enplanements
Domestic	13,770,895	13,720,688	0.4%
Atlantic	564,152	548,770	2.8%
Latin	786,856	798,522	(1.5)%

Total Consolidated Enplanements	15,121,903	15,067,980	0.4%

YEAR TO DATE

	September 30,	September 30,	September 30,
	2011	2010	Change

Consolidated Revenue Passenger Miles (000)
Domestic	47,386,354	46,084,788	2.8%
Atlantic	10,792,196	10,014,273	7.8%
Latin	4,899,140	5,094,384	(3.8)%

Total Consolidated Revenue Passenger Miles	63,077,690	61,193,445	3.1%

Consolidated Available Seat Miles (000)
Domestic	56,308,033	55,815,820	0.9%
Atlantic	13,453,752	12,426,467	8.3%
Latin	5,993,474	6,456,734	(7.2)%

Total Consolidated Available Seat Miles	75,755,259	74,699,021	1.4%

Consolidated Load Factor (%)
Domestic	84.2	82.6	1.6	pts
Atlantic	80.2	80.6	(0.4	)pts
Latin	81.7	78.9	2.8	pts

Total Consolidated Load Factor	83.3	81.9	1.4	pts

Consolidated Enplanements
Domestic	54,557,855	53,525,549	1.9%
Atlantic	2,660,489	2,477,066	7.4%
Latin	3,636,024	3,806,528	(4.5)%

Total Consolidated Enplanements	60,854,368	59,809,143	1.7%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways

US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,000 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 32,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers more than 21,000 daily flights to 1,290 airports in 189 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. US Airways was the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report for 2010 and 2011. For six years in a row, the airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index. The Corporate Equality index is a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. US Airways also ranked #1 among its competing hub-and-spoke network carriers for 2010 performance as rated by the Wichita State University/Purdue University Airline Quality Rating (AQR). For more company information visit usairways.com, follow on Twitter @USAirways or at Facebook.com/USAirways. (LCCT)

Forward Looking Statements

Certain of the statements contained or referred to herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of the Company. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand, booking practices and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; our high level of fixed obligations and our ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in our financing arrangements; provisions in our credit card processing and other commercial agreements that may affect our liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; our inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of our hub airports or our focus city; our reliance on third-party regional operators or third-party service providers; our reliance on and costs, rights and functionality of third-party distribution channels, including those provided by global distribution systems, conventional travel agents and online travel agents; changes in government legislation and regulation; our reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes to our business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or our ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; our ability to operate and grow our route network; the impact of environmental laws and regulations; costs of ongoing data security compliance requirements and the impact of any data security breach; the impact of any accident involving our aircraft or the aircraft of our regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs or reductions in available insurance coverage; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; our ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in our reports to and filings with the Securities and Exchange Commission (“SEC”). There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended September 30, 2011 and in the Company’s other filings with the SEC, which are available at www.usairways.com.

-LCC-